SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Offer and Consent Solicitation

As previously announced, on November 4, 2024, Stag Merger Sub Inc. (“Merger Sub”), a Delaware corporation and wholly owned indirect subsidiary of Waste Management, Inc. (the “Company”), a Delaware corporation, merged with and into Stericycle, Inc. (“Stericycle”), a Delaware corporation, with Stericycle continuing as the surviving corporation (the “Merger”) pursuant to the previously announced Agreement and Plan of Merger, dated as of June 3, 2024, by and among the Company, Merger Sub and Stericycle. As a result of the Merger, Stericycle became a wholly owned indirect subsidiary of the Company. Stericycle is a party to that certain Indenture, dated as of November 24, 2020 (the “Stericycle Base Indenture”), by and among Stericycle, the guarantors party thereto and U.S. Bank Trust Company, National Association, which governs the $500 million aggregate principal amount of 3.875% Senior Notes due 2029 (the “Stericycle Notes”) issued by Stericycle on November 24, 2020. On November 8, 2024 (the “Settlement Date”), the Company completed its previously announced private offer to eligible holders to exchange (the “Exchange Offer”) any and all outstanding Stericycle Notes for new notes issued by the Company and cash. The Exchange Offer was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. In conjunction with the Exchange Offer, the Company solicited consents, on behalf of Stericycle (the “Consent Solicitation”), to amend the Stericycle Notes and the Stericycle Base Indenture to eliminate substantially all of the restrictive covenants, restrictive provisions and events of default, other than payment-related, guarantee-related and bankruptcy-related events of default (the “Amendments”). Pursuant to the Exchange Offer and Consent Solicitation, $485,416,000 aggregate principal amount of the Stericycle Notes were validly tendered and subsequently accepted. Such accepted Stericycle Notes have been retired and canceled and will not be reissued. Following such cancellation, $14,584,000 aggregate principal amount of the Stericycle Notes remain outstanding. The Exchange Offer has expired, and is no longer open to participation by any eligible holders of the Stericycle Notes.

Following receipt of the requisite number of consents to adopt the Amendments with respect to the Stericycle Notes and the Stericycle Base Indenture, Stericycle entered into a supplemental indenture with the trustee and the guarantor party thereto for the Stericycle Notes to effect the Amendments. The Amendments became operative upon the Settlement Date.

Issuance of Notes

In connection with the settlement of the Exchange Offer and Consent Solicitation, on November 8, 2024, the Company issued $485,084,000 aggregate principal amount of 3.875% Senior Notes due 2029 (the “WM Notes”).

The WM Notes are governed by an indenture, dated as of September 10, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A. (the current successor to Texas Commerce Bank National Association), as trustee (the “WM Indenture”), and are fully and unconditionally guaranteed by the Company’s wholly-owned subsidiary Waste Management Holdings, Inc. (“WM Holdings”). The terms of the WM Notes and the guarantee by WM Holdings are set forth in an officers’ certificate (the “Officers’ Certificate”) of the Company, delivered pursuant to the WM Indenture on the Settlement Date, and a guarantee agreement (the “Guarantee Agreement”) by WM Holdings delivered on the Settlement Date.

Copies of the WM Indenture and the Officers’ Certificate and the Guarantee Agreement are being filed as Exhibits 4.1, 4.2 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

On the Settlement Date, in connection with the completion of the Exchange Offer, the Company, WM Holdings, Barclays Capital Inc., Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC, as dealer managers, entered into a registration rights agreement with respect to the WM Notes (the “Registration Rights Agreement”). The Company agreed under the Registration Rights Agreement to, among other things, use its commercially reasonable efforts to file or cause to be filed a registration statement on an appropriate registration form with respect to a registered offer to exchange the WM Notes for new notes issued by the Company and guaranteed by WM Holdings, in each case under the WM Indenture containing terms identical to the WM Notes and the Guarantee Agreement (except that the new notes will be registered under the Securities Act and the transfer restrictions, registration rights and any increase in annual interest rate for failure to comply with the Registration Rights Agreement will not apply to such notes). If, among other things, the registered exchange offer is not completed prior to November 9, 2025, or a shelf registration statement is required and is not declared effective on or prior to the 60th day after the later of (i) November 9, 2025 and (ii) the date on which the Company receives a duly executed request by a dealer manager or certain holders for the filing of a shelf registration (each, a “Registration Default”), the Company shall pay additional interest on the WM Notes of 0.25% per annum beginning on the day immediately following such Registration Default.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.5 hereto, the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Index

Exhibit Number	Description

4.1	Indenture, dated September 10, 1997, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (the current successor to Texas Commerce Bank National Association), as trustee, relating to senior debt securities of the Company (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed September 24, 1997).
4.2	Officers’ Certificate, dated as of November 8, 2024, delivered pursuant to Section 3.01 of the Indenture establishing the terms and form of the 3.875% Senior Notes due 2029.
4.3	Form of 3.875% Senior Note due 2029 (included in Exhibit 4.2 above).
4.4	Guarantee Agreement, dated as of November 8, 2024, by WM Holdings in favor of the holders of the Company’s 3.875% Senior Notes due 2029.
4.5	Registration Rights Agreement, dated as of November 8, 2024, by and among the Company, Barclays Capital Inc., Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: November 8, 2024	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President and Chief Legal Officer